Exhibit 10.2

Wells Fargo Bank, N.A.

U.S. Trade Services

Standby Letters of Credit

794 Davis Street, 2nd Floor

MAC A0283-023,

San Leandro, CA 94577-6922

Phone: 1(800) 798-2815 Option 1

E-Mail: sftrade@wellsfargo.com

Amendment To

Irrevocable Standby Letter Of Credit

Number:	NZS609824
Amendment Number:	004
Amend Date:	June 19, 2017

BENEFICIARY	APPLICANT
KILROY REALTY, L.P.	NEUROCRINE BIOSCIENCES, INC.
ATTN: LEGAL DEPARTMENT	12780 EL CAMINO REAL
12200 WEST OLYMPIC BOULEVARD, SUITE 200	SAN DIEGO, CALIFORNIA 92122
LOS ANGELES, CALIFORNIA 90064

LADIES AND GENTLEMEN:

AT THE REQUEST AND FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT, WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT (THE “WELLS CREDIT”) IN YOUR FAVOR AS FOLLOWS:

THE CURRENT AVAILABLE AMOUNT IS DECREASED BY USD 1,570,000.00 TO USD 3,000,000.00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS TO BE ATTACHED TO THE ORIGINAL WELLS CREDIT AND IS AN INTEGRAL PART THEREOF.

Very Truly Yours,

WELLS FARGO BANK, N.A.

By:	/s/ Brian T. O’Connell, Vice President
Authorized Signature

The original of the Letter of Credit contains an embossed seal over the Authorized Signature.

7575 Page 1 of 2 Each page of this document is an integral part of this Irrevocable Standby Letter of Credit Number NZS609824, Amendment Number 004

Please direct any written correspondence or inquiries regarding this Letter of Credit, always quoting our reference number, to Wells Fargo Bank, National Association, Attn: U.S. Standby Trade Services

at either		or
	794 Davis Street, 2nd Floor		401 N. Research Pkwy, 1st Floor
	MAC A0283-023,		MAC D4004-017,
	San Leandro, CA 94577-6922		WINSTON-SALEM, NC 27101-4157

Phone inquiries regarding this credit should be directed to our Standby Customer Connection Professionals

1-800-798-2815 Option 1	1-800-776-3862 Option 2
(Hours of Operation: 8:00 a.m. PT to 5:00 p.m. PT)	(Hours of Operation: 8:00 a.m. EST to 5:30 p.m. EST)

Consent to Amendment 004 on Standby Letter of Credit No. NZS609824 is required to become effective.

Please date and sign below and return a copy via e-mail to standbylc@wellsfargo.com or return an original signed copy to our office located at either:

or
794 Davis Street, 2nd Floor		401 N. Research Pkwy, 1st Floor
MAC A0283-023,		MAC D4004-017,
San Leandro, CA 94577-6922		WINSTON-SALEM, NC 27101-4157
or Fax to 415-296-8905.		or Fax to 336-735-0950.

☒ Amendment accepted in its entirety	☐ Amendment rejected in its entirety

6/19/2017	/s/ Robert Palmer
Date	Authorized Signature - KILROY REALTY, L.P.

(310) 990-1535	/s/ Robert Palmer
Telephone Number	Printed Name of Authorized Signer

7575 Page 2 of 2 Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number NZS609824, Amendment Number 004